EXHIBIT 10.1
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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

          This Registration Rights Agreement (the "Agreement") is entered into as of February 5, 2002, by and among I-trax, Inc., a Delaware corporation (the "Company"), and John Blazek, as an attorney-in-fact, for each stockholder of the Company identified on Schedule A attached hereto (collectively, the "Stockholders").

          The Company, WellComm Group, Inc., an Illinois corporation ("WellComm"), WC Acquisition, Inc., an Illinois corporation ("Acquisition") and a subsidiary of the Company, and such other parties as are specifically named therein are parties to a Merger Agreement dated as of January 28, 2002, as amended effective as of the date hereof (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, on the date hereof the WellComm merged with and into Acquisition, with WellComm continuing as the surviving corporation (the "Merger"). As part of Merger, the Company issued to the Stockholders 7,440,000 shares, and granted nonqualified stock options (the "Options") to Carol Rehtmeyer and Jane Ludwig to acquire up to 560,000 shares (280,000 shares each), of Common Stock, par value $.001 per share, of the Company ("Common Stock" and such shares, the "Shares").

          As an inducement for the Stockholders to approve the Merger, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), with respect to the Shares.

          Now, therefore, the parties hereto hereby covenant and agree as follows:

     1.   Registration Rights.

          1.1 Certain Definitions. As used in this Agreement, in addition to the terms that are defined elsewhere in this Agreement, the following terms shall have the following respective meanings:

               (a) "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               (b) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (c) "Family Member" means, with respect to an individual, any spouse, child, stepchild, grandchild, parent, brother or sister of such individual, or any in-law of such individual of comparable relationship to the foregoing.

               (d) "Holder" or "Holders" means, individually or collectively, any holder or holders, as the case may be, of outstanding Registrable Securities.

               (e) "Person" means an individual, a partnership, a corporation, limited liability company, an association, a joint stock company, a trust, a joint venture, any other form of business organization, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

               (f) The terms "register", "registered" and "registration" means a registration effected by preparing and filing a registration statement covering Common Stock (including for this purpose a registration effected in compliance with the Securities Act ("registration statement")), and the declaration or ordering by the Commission of the effectiveness of such registration statement.

               (g) "Registrable Securities" means the shares of Common Stock issued to the Stockholders pursuant to the Merger Agreement and the shares of Common Stock issuable upon the exercise of the Options and any securities issued as a dividend or other distribution with respect to such Common Stock or in exchange or replacement of such Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (i) such securities shall have been disposed of, including by gift, sale,

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assignment, transfer, pledge, hypothecation or other disposition, whether for or without consideration, or whether voluntary, involuntary or by operation of law (each a "Transfer"), excluding, however, a Transfer of such securities (A) either during such Stockholder's lifetime or on his or her death, by will or intestacy, to such Stockholder's Family Members or to a trust, the beneficiaries of which are exclusively the Stockholder and/or one or more of such Stockholder's Family Members so long as such stockholder shall retain voting control of such securities, (B) between any Person and a guardian or conservator for such Person, (C) by way of bequest or inheritance upon death or (D) by a Holder to an Affiliate of such Holder; (ii) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been Transferred in accordance with such registration statement; (iii) such securities shall have been Transferred pursuant to Rule 144 (or any successor provision) under the Securities Act; (iv) such securities shall have been otherwise Transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any state securities or "blue sky" law then in force; or (v) such securities shall have ceased to be outstanding.

               (h) "Registration Expenses" means all expenses incurred by the Company in connection with the Registration of the Registrable Securities under
Section 1 hereof, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

               (i) "Requesting Holders" means the Holders who own, collectively, more than fifty percent (50%) of the Registrable Securities.

               (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement and all professional fees of counsel and accountant of the Holders.

          1.2 Demand Registration. If at any time after the date which is the third anniversary of the date hereof the Company shall receive a written request from the Requesting Holders to register at least thirty percent (30%) of the Registrable Securities with an aggregate offering price of at least $6,000,000, the Company shall promptly give written notice of such proposed registration to all record Holders of Registrable Securities. The Holders shall have the right, by giving written notice to the Company within twenty (20) days from receipt of the Company's notice, to elect to have included in such registration such of their Registrable Securities as such Holders may request in such notice of election. Thereupon, the Company shall, as promptly as practicable, but in no event later than sixty (60) days after the date on which the request for registration was given to the Company, prepare and file with the Commission a Registration Statement sufficient to permit the public offering and sale of such Registrable Securities, and will use its reasonable efforts through its officers, directors, auditors and counsel to cause such Registration Statement to become effective as promptly as practicable and to maintain the effectiveness thereof for at least one hundred twenty (120) days. The Company shall be obligated to file no more than two (2) demand Registration Statements requested by the Holders pursuant to this Section 1.2.

          1.3 "Piggy-Back" Registration Rights.

               (a) If (but without any obligation to do so) the Company proposes to Register any of its securities for its own account (other than pursuant to Form S-8 or any other registration relating to employee benefit plans, a registration relating solely to a transaction subject to Rule 145 under the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), in connection with the registration of such securities, the Company shall, at each such time, promptly give the Holders written notice of such registration. Upon the written request of any Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the following provisions, use all reasonable efforts to cause to be included in such Registration all of the Registrable Securities that such Holder has requested to be registered.

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               (b) The Company shall have the right to terminate or withdraw any registration initiated by it under Section 1.3(a) prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.6 below.

               (c) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under
Section 1.3(a) to include any of the Holders' Registerable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other Persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities requested to be included therein by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

               (d) Notwithstanding anything in this Section 1.3 to the contrary, the Holders shall not have the rights described in this Section 1.3 with respect to a registration statement that the Company expects to file within 180 days of the date hereof to register: (i) the shares of Common Stock issuable upon the exercise of a debenture(s) and related warrant(s) that the Company sold, or committed to sell, to Palladin Opportunity Fund LLC and/or its Affiliates; (ii) up to approximately 4,500,000 shares of Common Stock issued or issuable by the Company to participants in a private placement closed by the Company immediately prior to the closing of the Merger; and (iii) up to approximately 3,000,000 shares of Common Stock expected to be issued by the Company to participants in a private placement expected to commence immediately after closing of the Merger.

          1.4 Right to Delay. The Company shall not be obligated to effect the filing of a Registration pursuant to Sections 1.2 (such registration statement, a "Holders Registration Statement"):

               (a) During the period starting with the date thirty (30) days prior to the Company's estimated date of filing of, and ending on a date one hundred twenty (120) days following the effective date of, a Registration Statement pertaining to a public offering of securities for the account of the Company (such registration statement, the "Company Registration Statement"), provided that the Company is actively employing in good faith all reasonable efforts to cause the Company Registration Statement to become effective and that, in the good faith judgment of the Company's underwriter for an underwritten offering or the Company's Board of Directors for a non-underwritten offering, an offering of the Holder's Registrable Securities pursuant to a demand made under Section 1.2 above would interfere with the successful marketing (including pricing) of the securities to be included in the Company Registration Statement; provided, however, that the Company shall file the Holders Registration Statement as promptly as practicable following one hundred twenty (120) days after the effective date of the Company Registration Statement.

               (b) For ninety (90) days from the request made pursuant to
Section 1.2 above, if the Company delivers to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Company's Board of Directors the Holders Registration Statement would materially impede, delay, interfere with or otherwise adversely affect any pending financing, registration of securities, acquisitions, corporate reorganization or other significant transaction to which the Company is a party; provided, however, the Company may exercise this right to delay only once in any twelve-month period.

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               (c) For sixty (60) days from the request made pursuant to
Sections 1.2 above, if the Company delivers to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Company's Board of Directors the Holders Registration Statement would require disclosure of non-public material information that the Company has a bona fide business purpose for preserving as confidential and it is therefore essential to defer the filing of the Holders Registration Statement; provided, however, the Company may exercise this right to delay only once in any twelve-month period.

          1.5 Company's Obligations. Subject to Section 1.3(b) above, whenever effecting a registration of any Registrable Securities pursuant to this Section 1, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and, upon request of the Holders of the a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days, or, if earlier, until the distribution contemplated in the registration statement has been completed.

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provision of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such number of copies of a prospectus including a preliminary prospectus, in conformity with the requirements of the Securities Act and such other documentation as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter and perform its obligations under an underwriting agreement, in usual and customary form, with managing underwriter of such offering.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant to this Section 1 to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be sold pursuant to the registration statement and to enable such certificates to be in such denominations and registered in such names as the Holder or any underwriter may reasonably request.

          1.6 Expenses of Registration. All Registration Expenses incurred in connection with a registration pursuant to this Agreement shall be borne by the Company. All Selling Expenses with respect to Registrable Securities included in such registration shall be borne by the Holders.

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          1.7 Information Furnished by Holders. It shall be a condition precedent to the Company's obligations under this Agreement that the Holders furnish to the Company in writing such information regarding himself, his Registrable Securities and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          1.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.9 Indemnification. In the event the any Registrable Securities are included in a registration statement under this Section 1:

               (a) The Company will indemnify the Holders, each of their respective officers, directors and partners, and each person controlling the Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, with respect to which registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter (as defined under the Securities Act), if any, and each of its officers, directors, constituent partners, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claim, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related registration statement incident to any such Registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company will reimburse the Holders, each such underwriter and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 1.9(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld or delayed); and provided, further, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of or is based upon any untrue statement or omission (or alleged untrue statement or omission) which occurs in reliance upon written information furnished to the Company by any Holder for use in the registration statement used in connection with the offering of securities of the Company.

               (b) Each Holder will severally and not jointly indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all claims, losses, damages and liabilities (or actions in respect hereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Company and each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder for use in the Registration statement used in connection with the offering of securities of the Company; provided, however, that the Holder's liability under this Section 1.9(b) shall not exceed such Holder's proceeds from the offering of Registrable Securities made in connection with such registration.

               (c) Promptly after receipt by an indemnified party under this
Section 1.9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.9, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be

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unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but (assuming the indemnifying party has assumed the defense of the relevant action as aforesaid) the fees and expenses of such counsel shall be the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party, as the case may be, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for the indemnifying party and all indemnified parties, which counsel shall be designated in writing by the Holder. If the indemnifying party withholds consent to a settlement or proposed settlement by the indemnified party, it shall acknowledge to the indemnified party its indemnification obligations hereunder.

               (d) If the indemnification provided for in this Section 1.9 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim. In no event shall the amount of any such contribution payable by a Holder exceed the amount payable by the Holder under Section 1.9(b) hereunder.

          1.10 Rule 144 Exceptions. The Company shall not be obligated under this Sections 1 to register or include in any Registration statement any Registrable Securities if the Company shall furnish the Holders requesting such registration a written opinion of counsel to the Company reasonably satisfactory to the requesting Holders, that all Registrable Securities may be publicly offered, sold and distributed without registration under the Securities Act within a single ninety (90) day period pursuant to Rule 144 promulgated under the Securities Act.

          1.11 Lockup Agreement. Each Stockholder agrees, and the Company shall use its reasonable efforts to cause each of its Affiliates and any holder of more than five percent (5%) of its outstanding securities, in connection with any registration of the Company's securities, upon the request of the underwriter(s) managing that offering, not to lend, offer, pledge, grant, sell, make any short sale of, sell any option or contract to purchase of or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company during the seven
(7) days prior to and during the one hundred eighty (180) day period beginning on the effective date of such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Registrable Securities of ach Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

     2.   Miscellaneous.

          2.1 Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if

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to the Company, at One Logan Square, Suite 2615, 130 N. 18th Street,
Philadelphia, Pennsylvania 19103, Attention: General Counsel; and (ii) if to the Stockholders, as provided on Schedule A hereto.

          2.2 Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

          2.3 Governing Law. This Agreement shall be enforced, governed and construed in all respects in accordance with the General Corporation Law of the State of Delaware without regard to its conflict of law principals. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statue or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          2.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing executed by the Company and Holders owning more than fifty percent (50%) of all of the Registrable Securities.

          2.5 Counterparts. This Agreement may be executed in multiple counterparts and/or by facsimile, all of which together shall constitute one and the same document.

                      [Signatures Appear on Following Page]

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          IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


                                       I-TRAX, INC.


                                       By:  /s/ Frank A. Martin
                                            ------------------------------------
                                                Name:  Frank A. Martin
                                                Title:  Chairman & CEO



                                                /s/ John Blazek
                                       -----------------------------------------
                                       JOHN BLAZEK, as attorney-in-fact for the
                                       persons and entities listed on Schedule A
                                       attached hereto



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